UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

       Date of Report (Date of earliest event reported): February 1, 2007


                  GEODYNE ENERGY INCOME LIMITED PARTNERSHIP I-E
        ----------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



   Oklahoma                   0-15832           73-1270110
----------------    ----------------    -------------------
(State or other       (Commission       (I.R.S. Employer
jurisdiction of        File Number)      Identification No.)
incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      [  ] Written communications pursuant to Rule 425 under the Securities
           Act (17 CFR 230.425)
      [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
           (17 CFR 240.14a-12)
      [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(B) Pro forma financial information.

     (1)  Geodyne Energy Income Limited Partnership I-E

          (a)  Pro Forma Balance Sheet as of September 30, 2006.
          (b) Pro Forma Statement of Operations for the nine months ended September 30, 2006.
          (c) Pro Forma Statement of Operations for the year ended December 31, 2005.
          (d) Pro Forma Statement of Operations for the year ended December 31, 2004.
          (e) Pro Forma Statement of Operations for the year ended December 31, 2003.

UNAUDITED PRO FORMA FINANCIAL DATA
----------------------------------

The following unaudited pro forma balance sheet as of September 30, 2006, unaudited pro forma statements of operations for the nine months ended September 30, 2006, and the unaudited pro forma statements of operations for the years ended December 31, 2005, 2004 and 2003 give effect to the sale of producing properties at an auction in February 2007 as described in ITEM 2 to Form 8-K dated February 1, 2007 and filed February 7, 2007. The unaudited pro forma balance sheet is presented as if the divestiture had occurred on September 30, 2006. The unaudited pro forma statements of operations are presented as if the divestiture had occurred on January 1, 2003. The unaudited pro forma financial data are based on assumptions and includes adjustments as explained in the notes to the unaudited pro forma financial statements. The actual recording of the transactions could differ.

                  GEODYNE ENERGY INCOME LIMITED PARTNERSHIP I-E
                        UNAUDITED PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 2006

                                     ASSETS


                                                       Pro Forma
                                                      Adjustments
                                                        February
                                                          2007
                                       Historical       Auction      Pro Forma
                                                       (Note 2a)
                                       ----------     -----------    -----------

CURRENT ASSETS:
   Cash and cash equivalents           $1,860,898     $2,216,188     $4,077,086
   Accounts receivable:
      Oil and gas sales                   682,219              -        682,219
   Assets held for sale                 1,526,190    (    10,525)     1,515,665
                                       ----------     ----------     ----------
Total current assets                   $4,069,307     $2,205,663     $6,274,970


NET OIL AND GAS PROPERTIES,
   utilizing the successful
   efforts method                       1,486,834              -      1,486,834

DEFERRED CHARGE                           371,475              -        371,475
                                       ----------     ----------     ----------
                                       $5,927,616     $2,205,663     $8,133,279
                                       ==========     ==========     ==========

                  GEODYNE ENERGY INCOME LIMITED PARTNERSHIP I-E
                        UNAUDITED PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 2006

                   LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)


                                                      Pro Forma
                                                     Adjustments
                                                      February
                                                        2007
                                       Historical      Auction         Pro Forma
                                                       (Note 2a)
                                       ----------    ------------     ----------
CURRENT LIABILITIES:
   Accounts payable                    $  289,004     $        -      $  289,004
   Gas imbalance payable                  109,226              -         109,226
   Asset retirement obligation -
      current                              14,220              -          14,220
   Asset retirement obligation -
      assets held for sale                213,055    (     7,857)        205,198
   Accounts payable of assets
      held for sale                        83,838              -          83,838
                                       ----------     ----------      ----------
Total current liabilities              $  709,343    ($    7,857)     $  701,486

LONG-TERM LIABILITIES:
   Accrued liability                   $  118,444     $        -      $  118,444
   Asset retirement
      obligation                          541,632              -         541,632
                                       ----------     ----------      ----------
Total long-term liabilities            $  660,076     $        -      $  660,076

PARTNERS' CAPITAL (DEFICIT):
   General Partner                    ($   10,361)    $  332,028      $  321,667
   Limited Partners, issued
      and outstanding,
      41,839 units                      4,568,558      1,881,492       6,450,050
                                       ----------     ----------      ----------
Total Partners' capital                $4,558,197     $2,213,520      $6,771,717
                                       ----------     ----------      ----------
                                       $5,927,616     $2,205,663      $8,133,279
                                       ==========     ==========      ==========

                  GEODYNE ENERGY INCOME LIMITED PARTNERSHIP I-E
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006


                                                  Pro Forma
                                                 Adjustments
                                                  February
                                                    2007
                                   Historical      Auction       Pro Forma
                                                  (Note 2b)
                                   ----------    -----------     ----------

REVENUES:
  Oil and gas sales                $3,172,574      $      -      $3,172,574
  Interest income                      46,046             -          46,046
  Other income                          2,775             -           2,775
                                    ---------      --------      ----------
                                   $3,221,395      $      -      $3,221,395

COSTS AND EXPENSES:
  Lease operating                  $  459,862      $      -      $  459,862
  Production tax                      193,117             -         193,117
  Depreciation, depletion,
    and amortization of oil
    and gas properties                126,362             -         126,362
  Impairment provision                 42,554             -          42,554
  General and administrative          388,581             -         388,581
                                   ----------      --------      ----------
                                   $1,210,476      $      -      $1,210,476
                                   ----------      --------      ----------
INCOME FROM CONTINUING
  OPERATIONS                       $2,010,919      $      -      $2,010,919
                                   ==========      ========      ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  318,379      $      -      $  318,379
                                   ==========      ========      ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $1,692,540      $      -      $1,692,540
                                   ==========      ========      ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $    40.45      $      -      $    40.45
                                   ==========      ========      ==========
UNITS OUTSTANDING                      41,839        41,839          41,839
                                   ==========      ========      ==========

                  GEODYNE ENERGY INCOME LIMITED PARTNERSHIP I-E
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                  Pro Forma
                                                 Adjustments
                                                   February
                                                    2007
                                   Historical      Auction      Pro Forma
                                                  (Note 2b)
                                   ----------    -----------    ----------

REVENUES:
  Oil and gas sales                $7,837,745     ($647,411)    $7,190,334
  Interest income                      30,930             -         30,930
                                   ----------      --------     ----------
                                   $7,868,675     ($647,411)    $7,221,264

EXPENSES:
  Lease operating                  $1,116,007     ($ 37,433)    $1,078,574
  Production tax                      484,831     (  42,920)       441,911
  Depreciation, depletion,
    and amortization of oil
    and gas properties                369,878     (  11,421)       358,457
  General and administrative          512,262             -        512,262
                                   ----------      --------     ----------
                                   $2,482,978     ($ 91,774)    $2,391,204
                                   ----------      --------     ----------

INCOME FROM CONTINUING
  OPERATIONS                       $5,385,697     ($555,637)    $4,830,060
                                   ==========      ========     ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  854,998     ($ 84,944)    $  770,054
                                   ==========      ========     ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $4,530,699     ($470,693)    $4,060,006
                                   ==========      ========     ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $   108.29     ($  11.25)    $    97.04
                                   ==========      ========     ==========
UNITS OUTSTANDING                      41,839        41,839         41,839
                                   ==========      ========     ==========

                  GEODYNE ENERGY INCOME LIMITED PARTNERSHIP I-E
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                  Pro Forma
                                                 Adjustments
                                                   February
                                                    2007
                                   Historical      Auction      Pro Forma
                                                  (Note 2b)
                                   ----------    -----------    ----------

REVENUES:
  Oil and gas sales                $5,947,643     ($550,592)    $5,397,051
  Interest income                      10,251             -         10,251
  Gain on sale of oil and
    gas properties                      8,993             -          8,993
                                   ----------      --------     ----------
                                   $5,966,887     ($550,592)    $5,416,295

EXPENSES:
  Lease operating                  $1,029,623     ($ 54,768)    $  974,855
  Production tax                      374,490     (  37,817)       336,673
  Depreciation, depletion,
    and amortization of oil
    and gas properties                195,500     (   3,242)       192,258
  General and administrative          507,532             -        507,532
                                   ----------      --------     ----------
                                   $2,107,145     ($ 95,827)    $2,011,318
                                   ----------      --------     ----------

INCOME FROM CONTINUING
  OPERATIONS                       $3,859,742     ($454,765)    $3,404,977
                                   ==========      ========     ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  603,535     ($ 68,669)    $  534,866
                                   ==========      ========     ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $3,256,207     ($386,096)    $2,870,111
                                   ==========      ========     ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $    77.83     ($   9.23)    $    68.60
                                   ==========      ========     ==========
UNITS OUTSTANDING                      41,839        41,839         41,839
                                   ==========      ========     ==========

                  GEODYNE ENERGY INCOME LIMITED PARTNERSHIP I-E
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                  Pro Forma
                                                  Adjustments
                                                   February
                                                     2007
                                   Historical       Auction     Pro Forma
                                                   (Note 2b)
                                   ----------    -----------    ----------

REVENUES:
  Oil and gas sales                $6,276,765     ($653,842)    $5,622,923
  Interest income                       8,597             -          8,597
  Gain on sale of oil and
    gas properties                     21,072          -            21,072
                                   ----------      --------     ----------
                                   $6,306,434     ($653,842)    $5,652,592

EXPENSES:
  Lease operating                  $1,036,463     ($ 38,615)    $  997,848
  Production tax                      374,408     (  44,865)       329,543
  Depreciation, depletion,
    and amortization of oil
    and gas properties                486,390     (   3,741)       482,649
  General and administrative          512,062             -        512,062
                                   ----------      --------     ----------
                                   $2,409,323     ($ 87,221)    $2,322,102
                                   ----------      --------     ----------

INCOME FROM CONTINUING
  OPERATIONS                       $3,897,111     ($566,621)    $3,330,490
                                   ==========      ========     ==========
GENERAL PARTNER - NET
 INCOME FROM CONTINUING
 OPERATIONS                        $  651,372     ($ 85,517)    $  565,855
                                   ==========      ========     ==========
LIMITED PARTNERS - NET
 INCOME FROM CONTINUING
 OPERATIONS                        $3,245,739     ($481,104)    $2,764,635
                                   ==========      ========     ==========
NET INCOME FROM CONTINUING
 OPERATIONS per Unit               $    77.58     ($  11.50)    $    66.08
                                   ==========      ========     ==========
UNITS OUTSTANDING                      41,839        41,839         41,839
                                   ==========      ========     ==========

NOTE 1 - BASIS OF PRESENTATION

The Unaudited Pro Forma Balance Sheet as of September 30, 2006 is presented as if the divestiture had occurred on September 30, 2006. The Unaudited Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003 and for the nine months ended September 30, 2006 are presented as if the divestiture had occurred on January 1, 2003.

The Partnership follows the successful efforts method of accounting under which proceeds from the sale of oil and gas properties are accounted for as gains or losses net of their carrying costs and transaction expenses.

The Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003, and for the nine months ended September 30, 2006, do not reflect the estimated gain on the divestiture. Assuming the sales closed on September 30, 2006, an estimated non-recurring gain of $2,213,520 would have been recognized.

NOTE 2 - PRO FORMA ADJUSTMENTS

(a) Reflects net sales proceeds of $2,216,188 for the I-E Partnership and the reversal of the net oil and gas properties and the asset retirement obligations associated with the properties sold.

(b) Oil and gas sales, lease operating expenses, and production taxes are adjusted to reflect the reversal of revenues and expenses attributable to the sold properties. Depreciation, depletion, and amortization ("DD&A") is adjusted for the reductions in DD&A and asset retirement obligation accretion expenses attributable to the properties sold. These adjustments were not necessary in the unaudited Pro Forma Statements of Operations for the nine months ended September 30, 2006 as the operating results of the sold properties were already reflected as discontinued operations.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GEODYNE ENERGY INCOME LIMITED PARTNERSHIP I-E


                                   By:  GEODYNE RESOURCES, INC.
                                        General Partner

                                        //s// Dennis R. Neill
                                        -----------------------------
                                        Dennis R. Neill
                                        President

DATE: February 16, 2007